Exhibit (e)(1)

DISTRIBUTION AGREEMENT

AGREEMENT dated as of the 19th day of February 2005, by and between each of the entities listed on Schedule A, each of which is a corporation, business trust or statutory trust as indicated on Schedule A (each referred to herein as the “Trust”) on behalf of themselves and each of the Funds defined below, each having its principal place of business at 522 Fifth Avenue, New York, New York 10036, and JPMorgan Distribution Services, Inc. (“Distributor”), a Delaware corporation having its principal place of business at 1111 Polaris Parkway, Columbus, Ohio 43240. This Agreement shall be effective February 19, 2005.

WHEREAS, the Trust is an open-end, management investment company registered with the Securities and Exchange Commission (“Commission”) under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, it is intended that Distributor act as the distributor of the shares of beneficial interest (“Shares”) of each of the investment portfolios of the Trust identified in Schedule B hereto as such Schedule may be amended from time to time (such portfolios being referred to individually as a “Fund” and collectively as the “Funds”); and

NOW, THEREFORE, in consideration of the mutual premises and covenants herein set forth, the parties agree as follows:

1. Services as Distributor

1.1. Distributor will act as agent for the distribution of the Shares covered by the registration statement and prospectuses of the Trust then in effect under the Securities Act of 1933, as amended (“Securities Act”). As used in this Agreement, the term “registration statement” shall mean Parts A (the prospectuses), B (the Statement of Additional Information) and C of each registration statement that is filed on Form N-1A, or any successor thereto, with the Commission, together with any amendments thereto. The term “prospectus” shall mean each form of prospectus and Statement of Additional Information used by the Funds for delivery to shareholders and prospective shareholders after the effective dates of the above referenced registration statements, together with any amendments and supplements thereto.

1.2. Distributor agrees to use best efforts to solicit orders for the sale of the Shares and will undertake such advertising and promotion as it believes reasonable in connection with such solicitation. The Trust understands that Distributor may presently and in the future be the distributor of the shares of several investment companies or series (together, “Companies”) including Companies having investment objectives similar to those of the Trust. The Trust further understands that investors and potential investors in the Trust may invest in shares of such other Companies. The Trust agrees that Distributor’s duties to such Companies shall not be deemed in conflict with its duties to the Trust under this paragraph 1.2.

Distributor may finance appropriate activities which it deems reasonable which are primarily intended to result in the sale of the Shares, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than current Shareholders, and the printing and mailing of sales literature.

1.3. In its capacity as distributor of the Shares, all activities of Distributor and its partners, agents, and employees shall comply with all applicable laws, rules and regulations, including, without limitation, the 1940 Act, all rules and regulations promulgated by the Commission thereunder and all rules and regulations adopted by any securities association registered under the Securities Exchange Act of 1934 (“Exchange Act”). Distributor may, without further consent on the part of the Trust, subcontract for the performance of any services hereof with any affiliated or unaffiliated entity that is duly registered as a broker or dealer pursuant to Section 15 of the Exchange Act, provided, however, that Distributor shall be fully responsible to the Trust for the acts and omissions of any party with whom it contracts.

1.4. Distributor will transmit any orders received by it for purchase or redemption of the Shares to the transfer agent and custodian for the Funds.

1.5. Whenever in their judgment such action is warranted by unusual market, economic or political conditions, or by abnormal circumstances of any kind, the Trust’s officers may decline to accept any orders for, or make any sales of, the Shares until such time as those officers deem it advisable to accept such orders and to make such sales.

1.6. Distributor will act only on its own behalf as principal if it chooses to enter into selling agreements with selected dealers or others.

1.7. The Trust agrees at its own expense to execute any and all documents and to furnish any and all information and otherwise to take all actions that may be reasonably necessary in connection with the qualification of the Shares for sale in such states as Distributor may designate.

1.8. The Trust shall furnish from time to time, for use in connection with the sale of the Shares, such information with respect to the Funds and the Shares as Distributor may reasonably request; and the Trust warrants that the statements contained in any such information shall fairly show or represent what they purport to show or represent. The Trust shall also furnish Distributor upon request with: (a) unaudited semi-annual statements of the Funds’ books and accounts prepared by the Trust and (b) from time to time such additional information regarding the financial condition of the Funds as Distributor may reasonably request.

1.9. The Trust represents to Distributor that, with respect to the Shares, all registration statements and prospectuses filed by the Trust with the Commission under the Securities Act have been prepared in conformity with requirements of said Act and rules and regulations of the Commission thereunder. The registration statement and prospectuses contain all statements required to be stated therein in conformity with said Act and the rules and regulations of said Commission and all statements of fact contained in any such registration statement and prospectuses are true and correct. Furthermore, neither any registration statement nor any prospectus includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading to a purchaser of the Shares. The Trust shall not file any amendment to any registration statement or supplement to any prospectus without giving Distributor reasonable notice thereof in advance; provided, however, that nothing contained in this Agreement shall in any way limit the Trust’s right to file at any time such amendments to any registration statement and/or supplements to any prospectus, of whatever character, as the Trust may deem advisable, such right being in all respects absolute and unconditional.

1.10. The Trust authorizes Distributor and dealers to use any prospectus in the form furnished from time to time in connection with the sale of the Shares. The Trust agrees to indemnify, defend and hold Distributor, its several directors, officers and employees, and any person who controls Distributor within the meaning of Section 15 of the Securities Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which Distributor, its directors, officers and employees, or any such controlling person, may incur under the Securities Act or under common law or otherwise, arising out of or based upon (i) any untrue statement, or alleged untrue statement, of a material fact contained in any registration statement or any prospectus, (ii) any omission, or alleged omission, to state a material fact, required to be stated in either any registration statement or any prospectus, or necessary to make the statements in either thereof not misleading, or (iii) any Trust advertisement or sales literature that is not in compliance with applicable laws, rules or regulations (including, but not limited to the Conduct Rules of the National Association of Securities Dealers, Inc.); provided, however, that the Trust’s agreement to indemnify Distributor, its directors, officers or employees, and any such controlling person, shall not be deemed to cover any claims, demands, liabilities or expenses arising out of any statements or representations as are contained in any prospectus, advertisement or sales literature and in such financial and other statements as are furnished in writing to the Trust by Distributor and used in the answers to the registration statement or in the corresponding statements made in the prospectus, advertisement or sales literature, or arising out of or based upon any omission or alleged omission to state a material fact in connection with the giving of such information required to be stated in such answers or necessary to make the answers not misleading; and further provided that the Trust’s agreement to indemnify Distributor and the Trust’s representations and warranties hereinbefore set forth in paragraph 1.9 shall not be deemed to cover any liability to the Trust or its Shareholders to which Distributor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of Distributor’s reckless disregard of its obligations and duties under this Agreement. The Trust’s agreement to indemnify Distributor, its directors, officers and employees and any such controlling person, as aforesaid, is expressly conditioned upon the Trust being notified of any action brought against Distributor, its officers or employees, or any such controlling person, such notification to be given by letter or by facsimile addressed to the Trust at its principal office in New York, New York and sent to the Trust by the person against whom such action is brought, within 10 business days after the summons or other first legal process shall have been served. The failure to so notify the Trust of any such action shall not relieve to the Trust from any liability which the Trust may have to the person against whom such action is brought by reason of any such untrue, or allegedly untrue, statement or omission, or alleged omission, otherwise than on account of the Trust’s indemnity agreement contained in this paragraph 1.10. The Trust will be entitled to assume the defense of any suit brought to enforce any such claim, demand or liability, but, in such case, such defense shall be conducted by counsel of good standing chosen by the Trust and approved by Distributor, which approval shall not be unreasonably withheld. Such counsel shall consult with Distributor and give Distributor the opportunity to review any documents prepared by such counsel prior to filing the same with the court. In the event the Trust elects to assume the defense of any such suit and retain counsel of good standing approved by Distributor, the defendant or defendants in such suit shall bear the fees and expenses of any additional counsel retained by any of them; but in case the Trust does not elect to assume the defense of any such suit, or in case Distributor does not approve of counsel chosen by the Trust, the Trust will reimburse Distributor, its directors, officers and employees, or the controlling person or persons named as defendant or defendants in such suit, for the fees and expenses of any counsel retained by Distributor or them. The Trust shall not, without the written consent of Distributor, consent to entry of any judgment or enter into any settlement. Any judgment or settlement shall include as an unconditional term the giving by the claimant or plaintiff to Distributor and its directors, officers and employees, or any such controlling person, of a release from all liability in respect to such claim or litigation. The Trust’s indemnification agreement contained in this paragraph 1.10 and the Trust’s representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of Distributor, its directors, officers and employees, or any controlling person, and shall survive the delivery of any Shares and the termination of this Agreement.

This Agreement of indemnity will inure exclusively to Distributor’s benefit, to the benefit of its several directors, officers and employees, and their respective estates, and to the benefit of the controlling persons and their successors. The Trust agrees promptly to notify Distributor of the commencement of any litigation or proceedings against the Trust or any of its officers or Trustees in connection with the issue and sale of any Shares.

1.11. Distributor agrees to indemnify, defend and hold the Trust, its several officers and Trustees and any person who controls the Trust within the meaning of Section 15 of the Securities Act free and harmless from and against any and all claims, demands, liabilities and expenses (including the costs of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which the Trust, its officers or Trustees or any such controlling person, may incur under the Securities Act or under common law or otherwise, but only to the extent that such liability or expense incurred by the Trust, its officers or Trustees or such controlling person resulting from such claims or demands, shall arise out of or be based upon any untrue, or alleged untrue, statement of a material fact contained in information furnished in writing by Distributor to the Trust and used in the answers to any of the items of the registration statement or in the corresponding statements made in the prospectuses, or shall arise out of or be based upon any omission, or alleged omission, to state a material fact in connection with such information furnished in writing by Distributor to the Trust required to be stated in such answers or necessary to make such information not misleading. Distributor’s agreement to indemnify the Trust, its officers and Trustees, and any such controlling person, as aforesaid, is expressly conditioned upon Distributor being notified of any action brought against the Trust, its officers or Trustees, or any such controlling person, such notification to be given by letter or facsimile addressed to Distributor at its principal office in Columbus, Ohio, and sent to Distributor by the person against whom such action is brought, within 10 business days after the summons or other first legal process shall have been served. Distributor shall have the right of first control of the defense of such action, with counsel of its own choosing, satisfactory to the Trust, if such action is based solely upon such alleged misstatement or omission on Distributor’s part, and in any other event the Trust, its officers or Trustees or such controlling person shall each have the right to participate in the defense or preparation of the defense of any such action. The failure to so notify Distributor of any such action shall not relieve Distributor from any liability which Distributor may have to the Trust, its officers or Trustees, or to such controlling person by reason of any such untrue or alleged untrue statement, or omission or alleged omission, otherwise than on account of Distributor’s indemnity agreement contained in this paragraph 1.11.

1.12. No Shares shall be offered by either Distributor or the Trust under any of the provisions of this Agreement and no orders for the purchase or sale of Shares hereunder shall be accepted by the Trust if and so long as the effectiveness of the registration statement then in effect or any necessary amendments thereto shall be suspended under any of the provisions of the Securities Act or if and so long as a current prospectus as required by Section 10(b)(2) of said Act is not on file with the Commission; provided, however, that nothing contained in this paragraph 1.12 shall in any way restrict or have an application to or bearing upon the Trust’s obligation to repurchase Shares from any Shareholder in accordance with the provisions of the Trust’s prospectuses, charter or by-laws.

1.13. The Trust agrees to advise Distributor as soon as reasonably practical by a notice in writing delivered to Distributor or its counsel:

(a) of any request by the Commission for amendments to the registration statement or prospectus then in effect or for additional information;

(b) in the event of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or prospectus then in effect or the initiation by service of process on the Trust of any proceeding for that purpose;

(c) of the happening of any event that makes untrue any statement of a material fact made in the registration statement or prospectuses then in effect or which requires the making of a change in such registration statement or prospectus in order to make the statements therein not misleading; and

(d) of all actions of the Commission with respect to any amendment to any registration statement or prospectuses which may from time to time be filed with the Commission.

For purposes of this section, informal requests by or acts of the Staff of the Commission shall not be deemed actions of or requests by the Commission.

1.14. The Trust and Distributor acknowledge and agree on behalf of themselves and their directors, trustees, officers and employees that they may receive from each other information, or access to information, about the customers or about consumers generally (collectively, “Customer Information”) including, but not limited to, nonpublic personal information such as a customer’s name, address, telephone number, account relationships, account balances and account histories. All information, including Customer Information, obtained pursuant to this Agreement shall be considered confidential information. Neither party shall disclose such confidential information to any other person or entity or use such confidential information other than to carry out the purposes of this Agreement, including its use under sections 248.14 and 248.15 of Regulation S-P (17 CFR 248.1 - 248.30) in the ordinary course of carrying out the purposes of the Distribution Agreement. Distributor agrees to:

(a) Limit access to Customer Information which is obtained pursuant to this Addendum to employees who have a need to know such Customer Information to effect the purposes of this agreement;

(b) Safeguard and maintain the confidentiality and security of Customer Information which is obtained pursuant to this Addendum; and

(c) Use Customer Information obtained pursuant to this Addendum only to carry out the purposes for which the Customer Information was disclosed and for no other purpose.

Distributor shall not directly or through an affiliate, disclose an account number or similar form of access number or access code for an account for use in telemarketing, direct mail marketing, or marketing through electronic mail, except as permitted in Section 248.12 of Regulation S-P.

1.15. This Agreement shall be governed by the laws of the State of Delaware.

1.16. The Distributor shall maintain policies and procedures that are reasonably designed to prevent violations of the federal securities laws, and shall employ personnel to administer the policies and procedures who have the requisite level of skill and competence required to effectively discharge its responsibilities. The Distributor shall also provide the Fund’s chief compliance officer with periodic reports regarding its compliance with the federal securities laws, and shall promptly provide special reports in the event of any material violation of the federal securities laws.

2. Term, Duration and Termination

This Agreement shall become effective February 19, 2005 and, unless sooner terminated as provided herein, shall continue until October 31, 2005. Thereafter, if not terminated, this Agreement shall continue automatically for successive one-year terms, provided that such continuance is specifically approved at least annually by (a) the vote of a majority of those members of the Trust’s Board of Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval and (b) the vote of the Trust’s Board of Trustees or the vote of a majority of the outstanding voting securities of such Fund. This Agreement may be terminated with respect to a Fund without penalty, on not less than 60 days prior written notice, by the Trust’s Board of Trustees, by vote of a majority of the outstanding voting securities of the Fund or by Distributor. The termination of this Agreement with respect to one Fund or Trust shall not result in the termination of the Agreement with respect to any other Fund or Trust. This Agreement will also terminate automatically in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” shall have the same meanings as ascribed to such terms in the 1940 Act.)

3. Sale of Shares Subject to a Front-End Sales Load

3.1. Under this Agreement, the following provisions shall apply with respect to the sale of and payment for those Shares sold at an offering price which includes a front-end sales load (“Front-End Load Shares”) as described in the prospectuses of the Funds identified on Schedule C hereto (collectively, the “Front-End Load Funds”; individually a “Front-End Load Fund”):

(a) Distributor shall have the right to purchase Front-End Load Shares from the Front-End Load Funds at their net asset value and to sell such Shares to the public against orders therefor at the applicable public offering price, as defined in Section 3.2 below. Distributor also shall have the right to pay all or a portion of the sales charge referred to in Section 3.2 below to brokers, dealers, and other financial institutions and intermediaries selling Front-End Load Shares.

(b) Prior to the time of delivery of any Front-End Load Shares by a Front-End Load Fund to, or on the order of, Distributor, Distributor shall pay or cause to be paid to the Front-End Load Fund or to its order an amount in Boston or New York clearing house funds equal to the applicable net asset value of such Shares. Distributor may retain all or a portion of any sales charge payable to brokers, dealers, and other financial institutions and intermediaries.

3.2. The public offering price of Front-End Load Shares of a Front-End Load Fund shall be the net asset value of the Share, plus any applicable sales charge, all as set forth in the current prospectus of the Front-End Load Fund. The net asset value of Front-End Load Shares shall be determined in accordance with the provisions of the Trust’s charter and by-laws, and the then-current prospectus of the Front-End Load Fund.

3.3. The Front-End Load Funds reserve the right to issue, transfer or sell Front-End Load Shares at net asset value (a) in connection with merger or consolidation of the Trust or the Front-End Load Fund(s) with any other investment company or the acquisition by the Trust or the Front-End Load Fund(s) of all or substantially all of the assets or of the outstanding Shares of any other investment company; (b) in connection with a pro rata distribution directly to the holders of Shares in the nature of a stock dividend or split; (c) upon the exercise of subscription rights granted to the holders of Shares on a pro rata basis; (d) in connection with the issuance of Shares pursuant to any exchange and reinvestment privileges described in any then-current prospectus of the Front-End Load Fund; and (e) otherwise in accordance with any then-current prospectus of the Front-End Load Fund.

4. Shares Subject to a Rule 12b-1 Fee

4.1. Under this Agreement, the following provisions shall apply with respect to Shares of Classes of the Trust’s Shares, other than those of a Class featuring a contingent deferred sales charge (“CDSC”), that are subject to a fee under a Distribution Plan under Rule 12b-1 (“Plan”) as described in the prospectuses of the Funds and identified on Schedule D hereto (collectively, the “Distribution Plan Classes;” individually a “Distribution Plan Class”):

(a) Distributor shall receive from the Trust all distribution fees, as applicable, at the rate and under the terms and conditions set forth in each Plan adopted by each Distribution Plan Class of each Fund, as such Plans may be amended from time to time, and subject to any further limitations on such fees as the Board may impose. Distributor’s right to payment of distribution fees on such Shares shall continue after termination of this Agreement, subject only to the continued effectiveness of the applicable Plan (such effectiveness controlled exclusively by the terms of the Plan).

(b) Distributor may reallow any or all of the distribution fees which it is paid by the Trust with respect to each Distribution Plan Class of each Fund to such brokers, dealers and other financial institutions and intermediaries as Distributor may from time to time determine.

5. Shares Subject to a Contingent Deferred Sales Charge

5.1. The Trust may offer Shares subject to a CDSC. Distributor may pay brokers, dealers and other financial institutions and intermediaries commissions with regard to the sale of CDSC Shares. Under this Agreement, the following provisions shall apply with respect to Shares of a Class featuring a CDSC (a “CDSC Class”) as described in the prospectuses of the Funds and identified on Schedules E and F hereto.

(a) Distributor shall be entitled to receive all CDSC payments on Shares of a CDSC Class. Distributor may assign or sell to a third party (a “CDSC Financing Entity”) all or a part of the CDSC payments on Shares of a CDSC Class that Distributor is entitled to receive under this Agreement. Distributor’s right to payment on Shares of a CDSC Class shall continue after termination of this Agreement.

(b) Distributor shall be entitled to receive all distribution fees at the rate and under the terms and conditions set forth in the Plan adopted by the Trust with respect to a CDSC Class on Shares sold. The distribution-related services rendered by Distributor for which Distributor is entitled to receive any portion of such fees shall be deemed to have been completed at the time of the initial purchase of the Shares taken into account in computing such portion of such fees. Distributor may assign or sell to a CDSC Financing Entity all or a part of the distribution fees Distributor is entitled to receive from the Trust under the Plan. Distributor’s right to payment of distribution fees on such Shares shall continue after termination of this Agreement, subject only to the continued effectiveness of the Plan (such effectiveness controlled exclusively by the terms of such Plan). The Trust’s obligation to pay distribution fees that are assigned to a CDSC Financing Entity or paid to Distributor in connection with the financing of CDSC Classes is absolute and unconditional as long as the Plan is effective and shall not be subject to any dispute, offset, counterclaim or defense whatsoever.

(c) Distributor shall not be required to offer or sell Shares of a CDSC Class if the Plan adopted by the CDSC Class is terminated and unless and until it has received a binding commitment from a CDSC Financing Entity (a “Commitment”) satisfactory to Distributor which Commitment shall cover all expenses and fees related to the offer and sale of such Shares of the CDSC Class including but not limited to dealer reallowances, financing commitment fees, and legal fees. If at any time during the term of this Agreement the Plan adopted by the CDSC Class terminates or the then-current CDSC financing is terminated through no fault of Distributor, Distributor has the right to immediately suspend CDSC Share sales until substitute financing becomes effective.

(d) Distributor may enter into arrangements regarding the financing of commissions pertaining to the sale of shares of a CDSC Class only upon written approval of the Trust’s Treasurer, or his or her designee, such approval not to be unreasonably withheld.

(e) Distributor and the Trust hereby agree that the terms and conditions set forth herein regarding the offer and sale of Shares of a CDSC Class may be amended upon approval of both parties in order to comply with the terms and conditions of any agreement with a CDSC Financing Entity to finance the costs for the offer and sale of Shares of a CDSC Class so long as such terms and conditions are in compliance with the Plan.

6. Limitation of Liability of the Trustees and Shareholders

The obligations of the Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, Shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series and/or class of Shares of the Trust must look solely to the assets of the Trust belonging to such series and/or class for the enforcement of any claims against the Trust.

The execution and delivery of this Agreement have been authorized by the Trustees, and this Agreement has been signed and delivered by an authorized officer of the Trust, acting as such, and neither such authorization by the Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in the Trust’s Declaration of Trust or charter.

7. Anti-Money Laundering

Each of Distributor and the Trust acknowledges that it is a financial institution subject to the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (PATRIOT ACT) Act of 2001 and the Bank Secrecy Act (collectively, the “AML Acts”), which require among other things, that financial institutions adopt compliance programs to guard against money laundering. Each represents and warrants to the other that it is in compliance with and will continue to comply with the AML Acts and applicable regulations in all relevant respects. Each of Distributor and the Trust agrees that it will take such further steps, and cooperate with the other, to facilitate such compliance, including but not limited to the provision of copies of its written procedures, policies and controls related thereto (“AML Operations”). Distributor undertakes that it will grant to the Trust, the Trust’s compliance officer and the applicable regulatory agencies, reasonable access to copies of Distributor’s AML Operations, books and records pertaining to the Trust. Distributor also hereby agrees to comply with all applicable laws and regulations relating to anti-money laundering and terrorist financing and with the provisions of the Funds’ and Distributor’s anti-money laundering program designed to guard against money laundering activities.

8. Counterparts

This Agreement may be executed by the parties in any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same Agreement.

[SIGNATURE PAGE(S) FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first written above.

J.P. Morgan Fleming Mutual Fund Group, Inc.
J.P. Morgan Mutual Fund Group
J.P. Morgan Mutual Fund Investment Trust
Undiscovered Managers Funds
J.P. Morgan Fleming Series Trust
J.P. Morgan Series Trust II
JPMorgan Trust I
JPMorgan Trust II
Each on behalf of itself and each of its Funds

By:	/s/ Robert L. Young
Name:	ROBERT L. YOUNG
Title:	SENIOR VICE PRESIDENT

Accepted by:

JPMORGAN DISTRIBUTION SERVICES, INC.

By:	/s/ Nancy E. Fields
Name:	NANCY E. FIELDS
Title:	VICE PRESIDENT

SCHEDULE A

TO THE DISTRIBUTION AGREEMENT

(Effective as of May 1, 2005)

Name of Trust

Name of Entity	State and Form of Organization
J.P. Morgan Fleming Mutual Fund Group, Inc.	Maryland corporation
J.P. Morgan Mutual Fund Group	Massachusetts business trust
J.P. Morgan Mutual Fund Investment Trust	Massachusetts business trust
Undiscovered Managers Funds	Massachusetts business trust
J.P. Morgan Series Trust II	Delaware statutory trust
J.P. Morgan Fleming Series Trust	Massachusetts business trust
JPMorgan Trust I	Delaware statutory trust
JPMorgan Trust II	Delaware statutory trust
JPMorgan Investment Trust	Massachusetts business trust

A-1

SCHEDULE B

TO THE DISTRIBUTION AGREEMENT

(Effective as of May 1, 2005)

Money Market Funds

Name as of February 19, 2005	Prior Name
JPMorgan 100% U.S. Treasury Securities Money Market Fund	JPMorgan 100% U.S. Treasury Securities Money Market Fund
JPMorgan California Municipal Money Market Fund	JPMorgan California Tax Free Money Market Fund
JPMorgan Federal Money Market Fund	JPMorgan Federal Money Market Fund
JPMorgan New York Municipal Market Fund	JPMorgan New York Tax Free Money Market Fund
JPMorgan Prime Money Market Fund	JPMorgan Prime Money Market Fund
JPMorgan Tax Free Money Market Fund	JPMorgan Tax Free Money Market Fund
JPMorgan U.S. Government Money Market Fund	One Group Government Money Market Fund
JPMorgan Michigan Municipal Money Market Fund	One Group Michigan Municipal Money Market Fund
JPMorgan Municipal Money Market Fund	One Group Municipal Money Market Fund
JPMorgan Ohio Municipal Money Market Fund	One Group Ohio Municipal Money Market Fund
JPMorgan Liquid Assets Money Market Fund	One Group Prime Money Market Fund
JPMorgan Treasury Only Money Market Fund	One Group Treasury Only Money Market Fund
JPMorgan U.S. Treasury Plus Money Market Fund	One Group U.S. Treasury Securities Money Market Fund

Equity Funds

Name as of February 19, 2005	Prior Name
JPMorgan Capital Growth Fund	JPMorgan Capital Growth Fund
JPMorgan Disciplined Equity Fund	JPMorgan Disciplined Equity Fund
JPMorgan Diversified Fund	JPMorgan Diversified Fund
JPMorgan Dynamic Small Cap Fund	JPMorgan Dynamic Small Cap Fund
JPMorgan Asia Equity Fund	JPMorgan Fleming Asia Equity Fund
JPMorgan Emerging Markets Equity Fund	JPMorgan Fleming Emerging Markets Equity Fund
JPMorgan International Equity Fund	JPMorgan Fleming International Equity Fund
JPMorgan International Growth Fund	JPMorgan Fleming International Growth Fund
JPMorgan International Opportunities Fund	JPMorgan Fleming International Opportunities Fund
JPMorgan International Small Cap Equity Fund	JPMorgan Fleming International Small Cap Equity Fund
JPMorgan International Value Fund	JPMorgan Fleming International Value Fund
JPMorgan Intrepid European Fund	JPMorgan Fleming Intrepid European Fund
JPMorgan Japan Fund	JPMorgan Fleming Japan Fund
JPMorgan Tax Aware International Opportunities Fund	JPMorgan Fleming Tax Aware International Opportunities Fund
JPMorgan Global Healthcare Fund	JPMorgan Global Healthcare Fund
JPMorgan Growth & Income Fund	JPMorgan Growth and Income Fund

Name as of February 19, 2005	Prior Name
JPMorgan International Equity Portfolio	JPMorgan International Equity Portfolio
JPMorgan Intrepid America Fund	JPMorgan Intrepid America Fund
JPMorgan Intrepid Growth Fund	JPMorgan Intrepid Growth Fund
JPMorgan Intrepid Contrarian Fund	JPMorgan Intrepid Investor Fund
JPMorgan Intrepid Value Fund	JPMorgan Intrepid Value Fund
JPMorgan Market Neutral Fund	JPMorgan Market Neutral Fund
JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Equity Fund
JPMorgan Mid Cap Growth Fund	JPMorgan Mid Cap Growth Fund
JPMorgan Mid Cap Value Fund	JPMorgan Mid Cap Value Fund
JPMorgan Mid Cap Value Portfolio	JPMorgan Mid Cap Value Portfolio
JPMorgan Multi-Manager Small Cap Growth Fund	JPMorgan Multi-Manager Small Cap Growth Fund
JPMorgan Multi-Manager Small Cap Value Fund	JPMorgan Multi-Manager Small Cap Value Fund
JPMorgan Select Growth & Income Fund	JPMorgan Select Growth and Income Fund
JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Equity Fund
JPMorgan Small Company Portfolio	JPMorgan Small Company Portfolio
JPMorgan Tax Aware Disciplined Equity Fund	JPMorgan Tax Aware Disciplined Equity Fund
JPMorgan Tax Aware Large Cap Growth Fund	JPMorgan Tax Aware Large Cap Growth Fund
JPMorgan Tax Aware Large Cap Value Fund	JPMorgan Tax Aware Large Cap Value Fund
JPMorgan Tax Aware U.S. Equity Fund	JPMorgan Tax Aware U.S. Equity Fund
JPMorgan Trust Small Cap Equity Fund	JPMorgan Trust Small Cap Equity Fund
JPMorgan U.S. Equity Fund	JPMorgan U.S. Equity Fund
JPMorgan U.S. Large Cap Core Equity Portfolio	JPMorgan U.S. Large Cap Core Equity Portfolio
JPMorgan U.S. Small Company Fund	JPMorgan U.S. Small Company Fund
Undiscovered Managers Small Cap Growth Fund	UM Small Cap Growth Fund
Undiscovered Managers Behavioral Growth Fund	Undiscovered Managers Behavioral Growth Fund
Undiscovered Managers Behavioral Value Fund	Undiscovered Managers Behavioral Value Fund
Undiscovered Managers REIT Fund	Undiscovered Managers REIT Fund
JPMorgan Diversified Mid Cap Fund	One Group Diversified Mid Cap Fund
JPMorgan Equity Income Fund	One Group Equity Income Fund
JPMorgan Equity Index Fund	One Group Equity Index Fund
JPMorgan International Equity Index Fund	One Group International Equity Index Fund
JPMorgan Large Cap Growth Fund	One Group Large Cap Growth Fund
JPMorgan Large Cap Value Fund	One Group Large Cap Value Fund
JPMorgan Market Expansion Index Fund	One Group Market Expansion Index Fund
JPMorgan Multi-Cap Market Neutral Fund	One Group Market Neutral Fund
JPMorgan Diversified Mid Cap Growth Fund	One Group Mid Cap Growth Fund
JPMorgan Diversified Mid Cap Value Fund	One Group Mid Cap Value Fund
JPMorgan U.S. Real Estate Fund	One Group Real Estate Fund
JPMorgan Small Cap Growth Fund	One Group Small Cap Growth Fund
JPMorgan Small Cap Value Fund	One Group Small Cap Value Fund
JPMorgan Strategic Small Cap Value Fund	One Group Strategic Small Cap Value Fund
JPMorgan Technology Fund	One Group Technology Fund

Name as of May 1, 2005	Prior Name
JPMorgan Investment Trust Balanced Portfolio	One Group Investment Trust Balanced Portfolio
JPMorgan Investment Trust Diversified Equity Portfolio	One Group Investment Trust Diversified Equity Portfolio
JPMorgan Investment Trust Diversified Mid Cap Portfolio	One Group Investment Trust Diversified Mid Cap Portfolio
JPMorgan Investment Trust Equity Index Portfolio	One Group Investment Trust Equity Index Portfolio
JPMorgan Investment Trust Large Cap Growth Portfolio	One Group Investment Trust Large Cap Growth Portfolio
JPMorgan Investment Trust Mid Cap Growth Portfolio	One Group Investment Trust Mid Cap Growth Portfolio
JPMorgan Investment Trust Mid Cap Value Portfolio	One Group Investment Trust Mid Cap Value Portfolio

Fixed Income Funds

Name as of February 19, 2005	Prior Name
JPMorgan Bond Fund	JPMorgan Bond Fund
JPMorgan Bond Portfolio	JPMorgan Bond Portfolio
JPMorgan California Tax Free Bond Fund	JPMorgan California Bond Fund
JPMorgan Enhanced Income Fund	JPMorgan Enhanced Income Fund
JPMorgan Emerging Markets Debt Fund	JPMorgan Fleming Emerging Markets Debt Fund
JPMorgan Global Strategic Income Fund	JPMorgan Global Strategic Income Fund
JPMorgan Intermediate Tax Free Bond Fund	JPMorgan Intermediate Tax Free Income Fund
JPMorgan New Jersey Tax Free Bond Fund	JPMorgan New Jersey Tax Free Income Fund
JPMorgan New York Tax Free Bond Fund	JPMorgan New York Intermediate Tax Free Income Fund
JPMorgan Short Term Bond Fund	JPMorgan Short Term Bond Fund
JPMorgan Short Term Bond Fund II	JPMorgan Short Term Bond Fund II
JPMorgan Tax Aware Enhanced Income Fund	JPMorgan Tax Aware Enhanced Income Fund
JPMorgan Tax Aware Real Income Fund	JPMorgan Tax Aware Real Income Fund
JPMorgan Tax Aware Short-Intermediate Income Fund	JPMorgan Tax Aware Short-Intermediate Income Fund
JPMorgan Arizona Municipal Bond Fund	One Group Arizona Municipal Bond Fund
JPMorgan Core Bond Fund	One Group Bond Fund
JPMorgan Government Bond Fund	One Group Government Bond Fund
JPMorgan High Yield Bond Fund	One Group High Yield Bond Fund
JPMorgan Core Plus Bond Fund	One Group Income Bond Fund
JPMorgan Intermediate Bond Fund	One Group Intermediate Bond Fund
JPMorgan Kentucky Municipal Bond Fund	One Group Kentucky Municipal Bond Fund
JPMorgan Louisiana Municipal Bond Fund	One Group Louisiana Municipal Bond Fund
JPMorgan Michigan Municipal Bond Fund	One Group Michigan Municipal Bond Fund
JPMorgan Mortgage-Backed Securities Fund	One Group Mortgage-Backed Securities Fund
JPMorgan Municipal Income Fund	One Group Municipal Income Fund

Name as of February 19, 2005	Prior Name
JPMorgan Ohio Municipal Bond Fund	One Group Ohio Municipal Bond Fund
JPMorgan Short Duration Bond Fund	One Group Short-Term Bond Fund
JPMorgan Short Term Municipal Bond Fund	One Group Short-Term Municipal Bond Fund
JPMorgan Tax Free Bond Fund	One Group Tax-Free Bond Fund
JPMorgan Treasury & Agency Fund	One Group Treasury & Agency Fund
JPMorgan Ultra Short Term Bond Fund	One Group Ultra Short-Term Bond Fund
JPMorgan West Virginia Municipal Bond Fund	One Group West Virginia Municipal Bond Fund

Name as of May 1, 2005	Prior Name
JPMorgan Investment Trust Bond Portfolio	One Group Investment Trust Bond Portfolio
JPMorgan Investment Trust Government Bond Portfolio	One Group Investment Trust Government Bond Portfolio

Investor Funds

Name as of February 19, 2005	Prior Name
JPMorgan Investor Balanced Fund	One Group Investor Balanced Fund
JPMorgan Investor Conservative Growth Fund	One Group Investor Conservative Growth Fund
JPMorgan Investor Growth & Income Fund	One Group Investor Growth & Income Fund
JPMorgan Investor Growth Fund	One Group Investor Growth Fund

SCHEDULE C

TO THE DISTRIBUTION AGREEMENT

Shares Subject to Front-End Sales Load

(Effective as of February 19, 2005)

Equity Funds

Name as of February 19, 2005	Prior Name
JPMorgan Capital Growth Fund	JPMorgan Capital Growth Fund
JPMorgan Disciplined Equity Fund	JPMorgan Disciplined Equity Fund
JPMorgan Diversified Fund	JPMorgan Diversified Fund
JPMorgan Dynamic Small Cap Fund	JPMorgan Dynamic Small Cap Fund
JPMorgan Asia Equity Fund	JPMorgan Fleming Asia Equity Fund
JPMorgan Emerging Markets Equity Fund	JPMorgan Fleming Emerging Markets Equity Fund
JPMorgan International Equity Fund	JPMorgan Fleming International Equity Fund
JPMorgan International Growth Fund	JPMorgan Fleming International Growth Fund
JPMorgan International Opportunities Fund	JPMorgan Fleming International Opportunities Fund
JPMorgan International Small Cap Equity Fund	JPMorgan Fleming International Small Cap Equity Fund
JPMorgan International Value Fund	JPMorgan Fleming International Value Fund
JPMorgan Intrepid European Fund	JPMorgan Fleming Intrepid European Fund
JPMorgan Japan Fund	JPMorgan Fleming Japan Fund
JPMorgan Tax Aware International Opportunities Fund	JPMorgan Fleming Tax Aware International Opportunities Fund
JPMorgan Global Healthcare Fund	JPMorgan Global Healthcare Fund
JPMorgan Growth & Income Fund	JPMorgan Growth and Income Fund
JPMorgan Intrepid America Fund	JPMorgan Intrepid America Fund
JPMorgan Intrepid Growth Fund	JPMorgan Intrepid Growth Fund
JPMorgan Intrepid Contrarian Fund	JPMorgan Intrepid Investor Fund
JPMorgan Intrepid Value Fund	JPMorgan Intrepid Value Fund
JPMorgan Market Neutral Fund	JPMorgan Market Neutral Fund
JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Equity Fund
JPMorgan Mid Cap Growth Fund	JPMorgan Mid Cap Growth Fund
JPMorgan Mid Cap Value Fund	JPMorgan Mid Cap Value Fund
JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Equity Fund
JPMorgan Tax Aware U.S. Equity Fund	JPMorgan Tax Aware U.S. Equity Fund
JPMorgan U.S. Equity Fund	JPMorgan U.S. Equity Fund
Undiscovered Managers Small Cap Growth Fund	UM Small Cap Growth Fund
Undiscovered Managers Behavioral Growth Fund	Undiscovered Managers Behavioral Growth Fund
Undiscovered Managers Behavioral Value Fund	Undiscovered Managers Behavioral Value Fund
Undiscovered Managers REIT Fund	Undiscovered Managers REIT Fund
JPMorgan Diversified Mid Cap Fund	One Group Diversified Mid Cap Fund
JPMorgan Equity Income Fund	One Group Equity Income Fund
JPMorgan Equity Index Fund	One Group Equity Index Fund
JPMorgan International Equity Index Fund	One Group International Equity Index Fund
JPMorgan Large Cap Growth Fund	One Group Large Cap Growth Fund
JPMorgan Large Cap Value Fund	One Group Large Cap Value Fund
JPMorgan Market Expansion Index Fund	One Group Market Expansion Index Fund
JPMorgan Multi-Cap Market Neutral Fund	One Group Market Neutral Fund
JPMorgan Diversified Mid Cap Growth Fund	One Group Mid Cap Growth Fund
JPMorgan Diversified Mid Cap Value Fund	One Group Mid Cap Value Fund
JPMorgan U.S. Real Estate Fund	One Group Real Estate Fund

C-1

Name as of February 19, 2005	Prior Name
JPMorgan Small Cap Growth Fund	One Group Small Cap Growth Fund
JPMorgan Small Cap Value Fund	One Group Small Cap Value Fund
JPMorgan Strategic Small Cap Value Fund	One Group Strategic Small Cap Value Fund
JPMorgan Technology Fund	One Group Technology Fund

Fixed Income Funds

Name as of February 19, 2005	Prior Name
JPMorgan Bond Fund	JPMorgan Bond Fund
JPMorgan California Tax Free Bond Fund	JPMorgan California Bond Fund
JPMorgan Enhanced Income Fund	JPMorgan Enhanced Income Fund
JPMorgan Global Strategic Income Fund	JPMorgan Global Strategic Income Fund
JPMorgan Intermediate Tax Free Bond Fund	JPMorgan Intermediate Tax Free Income Fund
JPMorgan New Jersey Tax Free Bond Fund	JPMorgan New Jersey Tax Free Income Fund
JPMorgan New York Tax Free Bond Fund	JPMorgan New York Intermediate Tax Free Income Fund
JPMorgan Short Term Bond Fund	JPMorgan Short Term Bond Fund
JPMorgan Short Term Bond Fund II	JPMorgan Short Term Bond Fund II
JPMorgan Tax Aware Enhanced Income Fund	JPMorgan Tax Aware Enhanced Income Fund
JPMorgan Tax Aware Real Income Fund	JPMorgan Tax Aware Real Income Fund
JPMorgan Arizona Municipal Bond Fund	One Group Arizona Municipal Bond Fund
JPMorgan Core Bond Fund	One Group Bond Fund
JPMorgan Government Bond Fund	One Group Government Bond Fund
JPMorgan High Yield Bond Fund	One Group High Yield Bond Fund
JPMorgan Core Plus Bond Fund	One Group Income Bond Fund
JPMorgan Intermediate Bond Fund	One Group Intermediate Bond Fund
JPMorgan Kentucky Tax Free Bond Fund	One Group Kentucky Municipal Bond Fund
JPMorgan Louisiana Municipal Bond Fund	One Group Louisiana Municipal Bond Fund
JPMorgan Michigan Municipal Bond Fund	One Group Michigan Municipal Bond Fund
JPMorgan Municipal Income Fund	One Group Municipal Income Fund
JPMorgan Ohio Municipal Bond Fund	One Group Ohio Municipal Bond Fund
JPMorgan Short Duration Bond Fund	One Group Short-Term Bond Fund
JPMorgan Short Term Municipal Bond Fund	One Group Short-Term Municipal Bond Fund
JPMorgan Tax Free Bond Fund	One Group Tax-Free Bond Fund
JPMorgan Treasury & Agency Fund	One Group Treasury & Agency Fund
JPMorgan Ultra Short Term Bond Fund	One Group Ultra Short-Term Bond Fund
JPMorgan West Virginia Municipal Bond Fund	One Group West Virginia Municipal Bond Fund

Investor Funds

Name as of February 19, 2005	Prior Name
JPMorgan Investor Balanced Fund	One Group Investor Balanced Fund
JPMorgan Investor Conservative Growth Fund	One Group Investor Conservative Growth Fund
JPMorgan Investor Growth & Income Fund	One Group Investor Growth & Income Fund
JPMorgan Investor Growth Fund	One Group Investor Growth Fund

C-2

SCHEDULE D

TO THE DISTRIBUTION AGREEMENT

Distribution Plan Classes

(Effective as of February 19, 2005)

Name of the Fund

Money Market Funds

Name as of February 19, 2005	Prior Name
JPMorgan 100% U.S. Treasury Securities Money Market Fund — Morgan Class Shares	JPMorgan 100% U.S. Treasury Securities Money Market Fund — Morgan Class Shares

JPMorgan 100% U.S. Treasury Securities Money Market Fund — Reserve Class Shares	JPMorgan 100% U.S. Treasury Securities Money Market Fund — Reserve Class Shares

JPMorgan California Municipal Money Market Fund — Morgan Class Shares	JPMorgan California Tax Free Money Market Fund — Morgan Class Shares

JPMorgan Federal Money Market Fund — Morgan Class Shares	JPMorgan Federal Money Market Fund — Morgan Class Shares

JPMorgan Federal Money Market Fund — Reserve Class Shares	JPMorgan Federal Money Market Fund — Reserve Class Shares

JPMorgan New York Municipal Market Fund — Morgan Class Shares	JPMorgan New York Tax Free Money Market Fund — Morgan Class Shares

JPMorgan New York Municipal Market Fund — Reserve Class Shares	JPMorgan New York Tax Free Money Market Fund — Reserve Class Shares

JPMorgan Prime Money Market Fund — Reserve Class Shares	JPMorgan Prime Money Market Fund — Reserve Class Shares

JPMorgan Tax Free Money Market Fund — Morgan Class Shares	JPMorgan Tax Free Money Market Fund — Morgan Class Shares

JPMorgan Tax Free Money Market Fund — Reserve Class Shares	JPMorgan Tax Free Money Market Fund — Reserve Class Shares

JPMorgan U.S. Government Money Market Fund — Morgan Class Shares	One Group Government Money Market Fund — Morgan Class Shares

JPMorgan U.S. Government Money Market Fund — Reserve Class Shares	One Group Government Money Market Fund — Class A Shares

JPMorgan Michigan Municipal Money Market Fund — Reserve Class Shares	One Group Michigan Municipal Money Market Fund — Class A Shares

JPMorgan Michigan Municipal Money Market Fund — Morgan Class Shares	One Group Michigan Municipal Money Market Fund — Morgan Class Shares

JPMorgan Municipal Money Market Fund — Reserve Class Shares	One Group Municipal Money Market Fund — Class A Shares

JPMorgan Municipal Money Market Fund — Morgan Class Shares	One Group Municipal Money Market Fund — Morgan Class Shares

JPMorgan Ohio Municipal Money Market Fund — Reserve Class Shares	One Group Ohio Municipal Money Market Fund — Class A Shares

JPMorgan Ohio Municipal Money Market Fund — Morgan Class Shares	One Group Ohio Municipal Money Market Fund — Morgan Class Shares

JPMorgan Liquid Assets Money Market Fund — Reserve Class Shares	One Group Prime Money Market Fund — Class A Shares

JPMorgan Liquid Assets Money Market Fund — Morgan Class Shares	One Group Prime Money Market Fund — Morgan Class Shares

JPMorgan U.S. Treasury Plus Money Market Fund — Reserve Class Shares	One Group U.S. Treasury Securities Money Market Fund — Class A Shares

JPMorgan U.S. Treasury Plus Money Market Fund — Morgan Class Shares	One Group U.S. Treasury Securities Money Market Fund — Morgan Class Shares

Equity Funds

Name as of February 19, 2005	Prior Name
JPMorgan Capital Growth Fund — Class A Shares	JPMorgan Capital Growth Fund — Class A Shares

JPMorgan Disciplined Equity Fund — Class A Shares	JPMorgan Disciplined Equity Fund — Class A Shares

JPMorgan Diversified Fund — Class A Shares	JPMorgan Diversified Fund — Class A Shares

JPMorgan Dynamic Small Cap Fund — Class A Shares	JPMorgan Dynamic Small Cap Fund — Class A Shares

JPMorgan Asia Equity Fund — Class A Shares	JPMorgan Fleming Asia Equity Fund — Class A Shares

JPMorgan Emerging Markets Equity Fund — Class A Shares	JPMorgan Fleming Emerging Markets Equity Fund — Class A Shares

JPMorgan International Equity Fund — Class A Shares	JPMorgan Fleming International Equity Fund — Class A Shares

JPMorgan International Growth Fund — Class A Shares	JPMorgan Fleming International Growth Fund — Class A Shares

JPMorgan International Opportunities Fund — Class A Shares	JPMorgan Fleming International Opportunities Fund — Class A Shares

JPMorgan International Small Cap Equity Fund — Class A Shares	JPMorgan Fleming International Small Cap Equity Fund — Class A Shares

JPMorgan International Value Fund — Class A Shares	JPMorgan Fleming International Value Fund — Class A Shares

JPMorgan Intrepid European Fund — Class A Shares	JPMorgan Fleming Intrepid European Fund — Class A Shares

JPMorgan Japan Fund — Class A Shares	JPMorgan Fleming Japan Fund — Class A Shares

JPMorgan Tax Aware International Opportunities Fund — Class A Shares	JPMorgan Fleming Tax Aware International Opportunities Fund — Class A Shares

JPMorgan Global Healthcare Fund — Class A Shares	JPMorgan Global Healthcare Fund — Class A Shares

JPMorgan Growth & Income Fund — Class A Shares	JPMorgan Growth and Income Fund — Class A Shares

JPMorgan Intrepid America Fund — Class A Shares	JPMorgan Intrepid America Fund — Class A Shares

JPMorgan Intrepid Growth Fund — Class A Shares	JPMorgan Intrepid Growth Fund — Class A Shares

JPMorgan Intrepid Contrarian Fund — Class A Shares	JPMorgan Intrepid Investor Fund — Class A Shares

JPMorgan Intrepid Value Fund — Class A Shares	JPMorgan Intrepid Value Fund — Class A Shares

JPMorgan Market Neutral Fund — Class A Shares	JPMorgan Market Neutral Fund — Class A Shares

JPMorgan Mid Cap Equity Fund — Class A Shares	JPMorgan Mid Cap Equity Fund — Class A Shares

JPMorgan Mid Cap Growth Fund — Class A Shares	JPMorgan Mid Cap Growth Fund — Class A Shares

JPMorgan Mid Cap Value Fund — Class A Shares	JPMorgan Mid Cap Value Fund — Class A Shares

JPMorgan Small Cap Equity Fund — Class A Shares	JPMorgan Small Cap Equity Fund — Class A Shares

JPMorgan Tax Aware U.S. Equity Fund — Class A Shares	JPMorgan Tax Aware U.S. Equity Fund — Class A Shares

JPMorgan U.S. Equity Fund — Class A Shares	JPMorgan U.S. Equity Fund — Class A Shares

Undiscovered Managers Small Cap Growth Fund — Class A Shares	UM Small Cap Growth Fund — Class A Shares

Undiscovered Managers Behavioral Growth Fund — Class A Shares	Undiscovered Managers Behavioral Growth Fund — Class A Shares

Undiscovered Managers Behavioral Growth Fund — Investor Class Shares	Undiscovered Managers Behavioral Growth Fund — Investor Class Shares

Undiscovered Managers Behavioral Value Fund — Class A Shares	Undiscovered Managers Behavioral Value Fund — Class A Shares

Undiscovered Managers REIT Fund — Class A Shares	Undiscovered Managers REIT Fund — Class A Shares

JPMorgan Diversified Mid Cap Fund — Class A Shares	One Group Diversified Mid Cap Fund — Class A Shares

Name as of February 19, 2005	Prior Name
JPMorgan Equity Income Fund — Class A Shares	One Group Equity Income Fund — Class A Shares

JPMorgan Equity Index Fund — Class A Shares	One Group Equity Index Fund — Class A Shares

JPMorgan International Equity Index Fund — Class A Shares	One Group International Equity Index Fund — Class A Shares

JPMorgan Large Cap Growth Fund — Class A Shares	One Group Large Cap Growth Fund — Class A Shares

JPMorgan Large Cap Value Fund — Class A Shares	One Group Large Cap Value Fund — Class A Shares

JPMorgan Market Expansion Index Fund — Class A Shares	One Group Market Expansion Index Fund — Class A Shares

JPMorgan Multi-Cap Market Neutral Fund - Class A Shares	One Group Market Neutral Fund - Class A Shares

JPMorgan Diversified Mid Cap Growth Fund — Class A Shares	One Group Mid Cap Growth Fund — Class A Shares

JPMorgan Diversified Mid Cap Value Fund — Class A Shares	One Group Mid Cap Value Fund — Class A Shares

JPMorgan U.S. Real Estate Fund — Class A Shares	One Group Real Estate Fund — Class A Shares

JPMorgan Small Cap Growth Fund — Class A Shares	One Group Small Cap Growth Fund — Class A Shares

JPMorgan Small Cap Value Fund — Class A Shares	One Group Small Cap Value Fund — Class A Shares

JPMorgan Strategic Small Cap Value Fund — Class A Shares	One Group Strategic Small Cap Value Fund — Class A Shares

JPMorgan Technology Fund - Class A Shares	One Group Technology Fund - Class A Shares

Fixed Income Funds

Name as of February 19, 2005	Prior Name
JPMorgan Bond Fund — Class A Shares	JPMorgan Bond Fund — Class A Shares

JPMorgan California Tax Free Bond Fund — Class A Shares	JPMorgan California Bond Fund — Class A Shares

JPMorgan Enhanced Income Fund — Class A Shares	JPMorgan Enhanced Income Fund — Class A Shares

JPMorgan Global Strategic Income Fund — Class A Shares	JPMorgan Global Strategic Income Fund — Class A Shares

JPMorgan Global Strategic Income Fund — M Class Shares	JPMorgan Global Strategic Income Fund — M Class Shares

JPMorgan Intermediate Tax Free Bond Fund — Class A Shares	JPMorgan Intermediate Tax Free Income Fund — Class A Shares

JPMorgan New Jersey Tax Free Bond Fund — Class A Shares	JPMorgan New Jersey Tax Free Income Fund — Class A Shares

JPMorgan New York Tax Free Bond Fund — Class A Shares	JPMorgan New York Intermediate Tax Free Income Fund — Class A Shares

JPMorgan Short Term Bond Fund — Class A Shares	JPMorgan Short Term Bond Fund — Class A Shares

JPMorgan Short Term Bond Fund II — Class A Shares	JPMorgan Short Term Bond Fund II — Class A Shares

JPMorgan Tax Aware Enhanced Income Fund — Class A Shares	JPMorgan Tax Aware Enhanced Income Fund — Class A Shares

JPMorgan Tax Aware Real Income Fund — Class A Shares	JPMorgan Tax Aware Real Income Fund — Class A Shares

JPMorgan Arizona Municipal Bond Fund — Class A Shares	One Group Arizona Municipal Bond Fund — Class A Shares

JPMorgan Core Bond Fund — Class A Shares	One Group Bond Fund — Class A Shares

JPMorgan Government Bond Fund — Class A Shares	One Group Government Bond Fund — Class A Shares

JPMorgan High Yield Bond Fund — Class A Shares	One Group High Yield Bond Fund — Class A Shares

JPMorgan Core Plus Bond Fund — Class A Shares	One Group Income Bond Fund — Class A Shares

JPMorgan Intermediate Bond Fund — Class A Shares	One Group Intermediate Bond Fund — Class A Shares

JPMorgan Kentucky Municipal Bond Fund - Class A Shares	One Group Kentucky Municipal Bond Fund - Class A Shares

Name as of February 19, 2005	Prior Name
JPMorgan Louisiana Municipal Bond Fund — Class A Shares	One Group Louisiana Municipal Bond Fund — Class A Shares

JPMorgan Michigan Municipal Bond Fund — Class A Shares	One Group Michigan Municipal Bond Fund — Class A Shares

JPMorgan Mortgage-Backed Securities Fund - Class A Shares	One Group Mortgage Backed Securities Fund - Class A Shares

JPMorgan Municipal Income Fund — Class A Shares	One Group Municipal Income Fund — Class A Shares

JPMorgan Ohio Municipal Bond Fund — Class A Shares	One Group Ohio Municipal Bond Fund — Class A Shares

JPMorgan Short Duration Bond Fund — Class A Shares	One Group Short-Term Bond Fund — Class A Shares

JPMorgan Short Term Municipal Bond Fund — Class A Shares	One Group Short-Term Municipal Bond Fund — Class A Shares

JPMorgan Tax Free Bond Fund — Class A Shares	One Group Tax-Free Bond Fund — Class A Shares

JPMorgan Treasury & Agency Fund — Class A Shares	One Group Treasury & Agency Fund — Class A Shares

JPMorgan Ultra Short Term Bond Fund — Class A Shares	One Group Ultra Short-Term Bond Fund — Class A Shares

JPMorgan West Virginia Municipal Bond Fund — Class A Shares	One Group West Virginia Municipal Bond Fund — Class A Shares

Investor Funds

Name as of February 19, 2005	Prior Name
JPMorgan Group Investor Balanced Fund — Class A Shares	One Group Investor Balanced Fund — Class A Shares

JPMorgan Conservative Growth Fund — Class A Shares	One Group Investor Conservative Growth Fund — Class A Shares

JPMorgan Investor Growth & Income Fund — Class A Shares	One Group Investor Growth & Income Fund — Class A Shares

JPMorgan Investor Growth Fund — Class A Shares	One Group Investor Growth Fund — Class A Shares

SCHEDULE E

TO THE DISTRIBUTION AGREEMENT

CDSC Shares

(Class B Shares)

(Effective as of February 19, 2005)

Name of the Fund

Money Market Funds

Name as of February 19, 2005	Prior Name
JPMorgan Prime Money Market Fund — Class B Shares	JPMorgan Prime Money Market Fund — Class B Shares

JPMorgan Liquid Assets Money Market Fund — Class B Shares	One Group Prime Money Market Fund — Class B Shares

JPMorgan U.S. Treasury Plus Money Market Fund — Class B Shares	One Group U.S. Treasury Securities Money Market Fund — Class B Shares

Equity Funds

Name as of February 19, 2005	Prior Name
JPMorgan Capital Growth Fund — Class B Shares	JPMorgan Capital Growth Fund — Class B Shares

JPMorgan Diversified Fund — Class B Shares	JPMorgan Diversified Fund — Class B Shares

JPMorgan Dynamic Small Cap Fund — Class B Shares	JPMorgan Dynamic Small Cap Fund — Class B Shares

JPMorgan Emerging Markets Equity Fund — Class B Shares	JPMorgan Fleming Emerging Markets Equity Fund — Class B Shares

JPMorgan International Equity Fund — Class B Shares	JPMorgan Fleming International Equity Fund — Class B Shares

JPMorgan International Growth Fund — Class B Shares	JPMorgan Fleming International Growth Fund — Class B Shares

JPMorgan International Opportunities Fund — Class B Shares	JPMorgan Fleming International Opportunities Fund — Class B Shares

JPMorgan International Small Cap Equity Fund — Class B Shares	JPMorgan Fleming International Small Cap Equity Fund —Class B Shares

JPMorgan International Value Fund — Class B Shares	JPMorgan Fleming International Value Fund — Class B Shares

JPMorgan Intrepid European Fund — Class B Shares	JPMorgan Fleming Intrepid European Fund — Class B Shares

JPMorgan Japan Fund — Class B Shares	JPMorgan Fleming Japan Fund — Class B Shares

JPMorgan Global Healthcare Fund — Class B Shares	JPMorgan Global Healthcare Fund — Class B Shares

JPMorgan Growth & Income Fund — Class B Shares	JPMorgan Growth and Income Fund — Class B Shares

JPMorgan Intrepid America Fund — Class B Shares	JPMorgan Intrepid America Fund — Class B Shares

JPMorgan Intrepid Growth Fund — Class B Shares	JPMorgan Intrepid Growth Fund — Class B Shares

JPMorgan Intrepid Contrarian Fund — Class B Shares	JPMorgan Intrepid Investor Fund — Class B Shares

JPMorgan Intrepid Value Fund — Class B Shares	JPMorgan Intrepid Value Fund — Class B Shares

JPMorgan Market Neutral Fund — Class B Shares	JPMorgan Market Neutral Fund — Class B Shares

JPMorgan Mid Cap Equity Fund — Class B Shares	JPMorgan Mid Cap Equity Fund — Class B Shares

JPMorgan Mid Cap Growth Fund — Class B Shares	JPMorgan Mid Cap Growth Fund — Class B Shares

JPMorgan Mid Cap Value Fund — Class B Shares	JPMorgan Mid Cap Value Fund — Class B Shares

JPMorgan Small Cap Equity Fund — Class B Shares	JPMorgan Small Cap Equity Fund — Class B Shares

JPMorgan Tax Aware U.S. Equity Fund — Class B Shares	JPMorgan Tax Aware U.S. Equity Fund — Class B Shares

JPMorgan U.S. Equity Fund — Class B Shares	JPMorgan U.S. Equity Fund — Class B Shares

Name as of February 19, 2005	Prior Name
Undiscovered Managers Behavioral Growth Fund — Class B Shares	Undiscovered Managers Behavioral Growth Fund — Class B Shares

Undiscovered Managers Behavioral Value Fund — Class B Shares	Undiscovered Managers Behavioral Value Fund — Class B Shares

Undiscovered Managers REIT Fund — Class B Shares	Undiscovered Managers REIT Fund — Class B Shares

JPMorgan Diversified Mid Cap Fund — Class B Shares	One Group Diversified Mid Cap Fund — Class B Shares

JPMorgan Equity Income Fund — Class B Shares	One Group Equity Income Fund — Class B Shares

JPMorgan Equity Index Fund — Class B Shares	One Group Equity Index Fund — Class B Shares

JPMorgan International Equity Index Fund — Class B Shares	One Group International Equity Index Fund — Class B Shares

JPMorgan Large Cap Growth Fund — Class B Shares	One Group Large Cap Growth Fund — Class B Shares

JPMorgan Large Cap Value Fund — Class B Shares	One Group Large Cap Value Fund — Class B Shares

JPMorgan Market Expansion Index Fund — Class B Shares	One Group Market Expansion Index Fund — Class B Shares

JPMorgan Multi-Cap Market Neutral Fund - Class B Shares	One Group Market Neutral Fund - Class B Shares

JPMorgan Diversified Mid Cap Growth Fund — Class B Shares	One Group Mid Cap Growth Fund — Class B Shares

JPMorgan Diversified Mid Cap Value Fund — Class B Shares	One Group Mid Cap Value Fund — Class B Shares

JPMorgan U.S. Real Estate Fund — Class B Shares	One Group Real Estate Fund — Class B Shares

JPMorgan Small Cap Growth Fund — Class B Shares	One Group Small Cap Growth Fund — Class B Shares

JPMorgan Small Cap Value Fund — Class B Shares	One Group Small Cap Value Fund — Class B Shares

JPMorgan Strategic Small Cap Value Fund — Class B Shares	One Group Strategic Small Cap Value Fund — Class B Shares

JPMorgan Technology Fund - Class B Shares	One Group Technology Fund - Class B Shares

Fixed Income Funds

Name as of February 19, 2005	Prior Name
JPMorgan Bond Fund — Class B Shares	JPMorgan Bond Fund — Class B Shares

JPMorgan California Tax Free Bond Fund — Class B Shares	JPMorgan California Bond Fund — Class B Shares

JPMorgan Global Strategic Income Fund — Class B Shares	JPMorgan Global Strategic Income Fund — Class B Shares

JPMorgan Intermediate Tax Free Bond Fund — Class B Shares	JPMorgan Intermediate Tax Free Income Fund — Class B Shares

JPMorgan New Jersey Tax Free Bond Fund — Class B Shares	JPMorgan New Jersey Tax Free Income Fund — Class B Shares

JPMorgan New York Tax-Free Bond Fund — Class B Shares	JPMorgan New York Intermediate Tax Free Income Fund — Class B Shares

JPMorgan Tax Aware Real Income Fund — Class B Shares	JPMorgan Tax Aware Real Income Fund — Class B Shares

JPMorgan Arizona Municipal Bond Fund — Class B Shares	One Group Arizona Municipal Bond Fund — Class B Shares

JPMorgan Core Bond Fund — Class B Shares	One Group Bond Fund — Class B Shares

JPMorgan Government Bond Fund — Class B Shares	One Group Government Bond Fund — Class B Shares

JPMorgan High Yield Bond Fund — Class B Shares	One Group High Yield Bond Fund — Class B Shares

JPMorgan Core Plus Bond Fund — Class B Shares	One Group Income Bond Fund — Class B Shares

JPMorgan Intermediate Bond Fund — Class B Shares	One Group Intermediate Bond Fund — Class B Shares

JPMorgan Kentucky Municipal Bond Fund — Class B Shares	One Group Kentucky Municipal Bond Fund — Class B Shares

JPMorgan Louisiana Municipal Bond Fund — Class B Shares	One Group Louisiana Municipal Bond Fund — Class B Shares

Name as of February 19, 2005	Prior Name
JPMorgan Michigan Municipal Bond Fund — Class B Shares	One Group Michigan Municipal Bond Fund — Class B Shares

JPMorgan Municipal Income Fund — Class B Shares	One Group Municipal Income Fund — Class B Shares

JPMorgan Ohio Municipal Bond Fund — Class B Shares	One Group Ohio Municipal Bond Fund — Class B Shares

JPMorgan Short Duration Bond Fund — Class B Shares	One Group Short-Term Bond Fund — Class B Shares

JPMorgan Short Term Municipal Bond Fund — Class B Shares	One Group Short-Term Municipal Bond Fund — Class B Shares

JPMorgan Tax Free Bond Fund — Class B Shares	One Group Tax-Free Bond Fund — Class B Shares

JPMorgan Treasury & Agency Fund — Class B Shares	One Group Treasury & Agency Fund — Class B Shares

JPMorgan Ultra Short Term Bond Fund — Class B Shares	One Group Ultra Short-Term Bond Fund — Class B Shares

JPMorgan West Virginia Municipal Bond Fund — Class B Shares	One Group West Virginia Municipal Bond Fund — Class B Shares

Investor Funds

Name as of February 19, 2005	Prior Name
JPMorgan Investor Balanced Fund — Class B Shares	One Group Investor Balanced Fund — Class B Shares

JPMorgan Investor Conservative Growth Fund — Class B Shares	One Group Investor Conservative Growth Fund — Class B Shares

JPMorgan Investor Growth & Income Fund — Class B Shares	One Group Investor Growth & Income Fund — Class B Shares

JPMorgan Investor Growth Fund — Class B Shares	One Group Investor Growth Fund — Class B Shares

SCHEDULE F

TO THE DISTRIBUTION AGREEMENT

CDSC Classes

(Class C Shares)

(Effective as of February 19, 2005)

Name of the Fund

Money Market Funds

Name as of February 19, 2005	Prior Name
JPMorgan Prime Money Market Fund — Class C Shares	JPMorgan Prime Money Market Fund — Class C Shares

JPMorgan Liquid Assets Money Market Fund — Class C Shares	One Group Prime Money Market Fund — Class C Shares

JPMorgan U.S. Treasury Plus Money Market Fund — Class C Shares	One Group U.S. Treasury Securities Money Market Fund —Class C Shares

Equity Funds

Name as of February 19, 2005	Prior Name
JPMorgan Capital Growth Fund — Class C Shares	JPMorgan Capital Growth Fund — Class C Shares

JPMorgan Diversified Fund — Class C Shares	JPMorgan Diversified Fund — Class C Shares

JPMorgan Dynamic Small Cap Fund — Class C Shares	JPMorgan Dynamic Small Cap Fund — Class C Shares

JPMorgan International Equity Fund — Class C Shares	JPMorgan Fleming International Equity Fund — Class C Shares

JPMorgan Intrepid European Fund — Class C Shares	JPMorgan Fleming Intrepid European Fund — Class C Shares

JPMorgan Global Healthcare Fund — Class C Shares	JPMorgan Global Healthcare Fund — Class C Shares

JPMorgan Growth & Income Fund — Class C Shares	JPMorgan Growth and Income Fund — Class C Shares

JPMorgan Intrepid America Fund — Class C Shares	JPMorgan Intrepid America Fund — Class C Shares

JPMorgan Intrepid Growth Fund — Class C Shares	JPMorgan Intrepid Growth Fund — Class C Shares

JPMorgan Intrepid Contrarian Fund — Class C Shares	JPMorgan Intrepid Investor Fund — Class C Shares

JPMorgan Intrepid Value Fund — Class C Shares	JPMorgan Intrepid Value Fund — Class C Shares

JPMorgan Mid Cap Value Fund — Class C Shares	JPMorgan Mid Cap Value Fund — Class C Shares

JPMorgan Tax Aware U.S. Equity Fund — Class C Shares	JPMorgan Tax Aware U.S. Equity Fund — Class C Shares

JPMorgan U.S. Equity Fund — Class C Shares — Class C Shares	JPMorgan U.S. Equity Fund — Class C Shares

Undiscovered Managers Behavioral Growth Fund — Class C Shares	Undiscovered Managers Behavioral Growth Fund — Class C Shares

Undiscovered Managers Behavioral Value Fund — Class C Shares	Undiscovered Managers Behavioral Value Fund — Class C Shares

Undiscovered Managers REIT Fund — Class C Shares	Undiscovered Managers REIT Fund — Class C Shares

JPMorgan Diversified Mid Cap Fund — Class C Shares	One Group Diversified Mid Cap Fund — Class C Shares

JPMorgan Equity Income Fund — Class C Shares	One Group Equity Income — Class C Shares

JPMorgan Equity Index Fund — Class C Shares	One Group Equity Index Fund — Class C Shares

JPMorgan International Equity Index Fund - Class C Shares	One Group International Equity Index Fund - Class C Shares

JPMorgan Large Cap Growth Fund — Class C Shares	One Group Large Cap Growth Fund — Class C Shares

JPMorgan Large Cap Value Fund — Class C Shares	One Group Large Cap Value Fund — Class C Shares

JPMorgan Market Expansion Index Fund — Class C Shares	One Group Market Expansion Index Fund — Class C Shares

Name as of February 19, 2005	Prior Name
JPMorgan Multi-Cap Market Neutral Fund - Class C Shares	One Group Market Neutral Fund - Class C Shares

JPMorgan Diversified Mid Cap Growth Fund - Class C Shares	One Group Mid Cap Growth Fund - Class C Shares

JPMorgan Diversified Mid Cap Value Fund - Class C Shares	One Group Mid Cap Value Fund - Class C Shares

JPMorgan U.S. Real Estate Fund — Class C Shares	One Group Real Estate Fund — Class C Shares

JPMorgan Small Cap Growth Fund — Class C Shares	One Group Small Cap Growth Fund - Class C Shares

JPMorgan Small Cap Value Fund — Class C Shares	One Group Small Cap Value Fund — Class C Shares

JPMorgan Strategic Small Cap Value Fund — Class C Shares	One Group Strategic Small Cap Value Fund — Class C Shares

JPMorgan Technology Fund - Class C Shares	One Group Technology Fund - Class C Shares

Fixed Income Funds

Name as of February 19, 2005	Prior Name
JPMorgan Bond Fund — Class C Shares	JPMorgan Bond Fund — Class C Shares

JPMorgan California Tax Free Bond Fund — Class C Shares	JPMorgan California Bond Fund — Class C Shares

JPMorgan Global Strategic Income Fund — Class C Shares	JPMorgan Global Strategic Income Fund — Class C Shares

JPMorgan Intermediate Tax Free Bond Fund — Class C Shares	JPMorgan Intermediate Tax Free Income Fund — Class C Shares

JPMorgan New Jersey Tax Free Bond Fund — Class C Shares	JPMorgan New Jersey Tax Free Income Fund — Class C Shares

JPMorgan New York Tax Free Bond Fund — Class C Shares	JPMorgan New York Intermediate Tax Free Income Fund —Class C Shares

JPMorgan Tax Aware Real Income Fund — Class C Shares	JPMorgan Tax Aware Real Income Fund — Class C Shares

JPMorgan Arizona Municipal Bond Fund — Class C Shares	One Group Arizona Municipal Bond Fund — Class C Shares

JPMorgan Core Bond Fund — Class C Shares	One Group Bond Fund — Class C Shares

JPMorgan Government Bond Fund — Class C Shares	One Group Government Bond Fund — Class C Shares

JPMorgan High Yield Bond Fund — Class C Shares	One Group High Yield Bond Fund — Class C Shares

JPMorgan Core Plus Bond Fund — Class C Shares	One Group Income Bond Fund — Class C Shares

JPMorgan Intermediate Bond Fund — Class C Shares	One Group Intermediate Bond Fund — Class C Shares

JPMorgan Kentucky Municipal Bond Fund - Class C Shares	One Group Kentucky Municipal Bond Fund - Class C Shares

JPMorgan Louisiana Municipal Bond Fund — Class C Shares	One Group Louisiana Municipal Bond Fund — Class C Shares

JPMorgan Michigan Municipal Bond Fund — Class C Shares	One Group Michigan Municipal Bond Fund — Class C Shares

JPMorgan Municipal Income Fund — Class C Shares	One Group Municipal Income Fund — Class C Shares

JPMorgan Ohio Municipal Bond Fund — Class C Shares	One Group Ohio Municipal Bond Fund — Class C Shares

JPMorgan Short Duration Bond Fund - Class C Shares	One Group Short-Term Bond Fund - Class C Shares

JPMorgan Short Term Municipal Bond Fund - Class C Shares	One Group Short-Term Municipal Bond Fund - Class C Shares

JPMorgan Treasury & Agency Fund — Class C Shares	One Group Treasury & Agency Fund — Class C Shares

JPMorgan Ultra Short Term Bond Fund - Class C Shares	One Group Ultra Short-Term Bond Fund - Class C Shares

JPMorgan West Virginia Municipal Bond Fund — Class C Shares	One Group West Virginia Municipal Bond Fund — Class C Shares

Investor Funds

Name as of February 19, 2005	Prior Name
JPMorgan Investor Balanced Fund — Class C Shares	One Group Investor Balanced Fund — Class C Shares
JPMorgan Investor Conservative Growth Fund — Class C Shares	One Group Investor Conservative Growth Fund — Class C Shares
JPMorgan Investor Growth & Income Fund — Class C Shares	One Group Investor Growth & Income Fund — Class C Shares
JPMorgan Investor Growth Fund — Class C Shares	One Group Investor Growth Fund — Class C Shares

AMENDMENT TO

DISTRIBUTION AGREEMENT

THIS AMENDMENT is made as of May 1, 2005, by and between JPMorgan Distribution Services, Inc., JPMorgan Investment Trust and the entities who are currently parties to the Distribution Agreement in place for the open-end investment companies in the JPMorgan fund complex (the “Agreement”).

WHEREAS, the parties hereto wish to amend the Agreement, to reflect the addition of a new party, JPMorgan Investment Trust, to the Agreement.

NOW, THEREFORE, in consideration of the mutual premises and covenants herein set forth, the parties agree as follows:

1.	Capitalized terms not otherwise defined herein shall have the same meaning as are set forth in the Agreement.

2.	As of the date of the Amendment, Schedules A and B are replaced with New Schedules A and B.

3.	This Amendment shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

4.	This Amendment may be executed in one or more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.

*                    *                     *                    *

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

JPMorgan Distribution Services, Inc.

By:	/s/ Nancy E. Fields
Name: Nancy E. Fields
Title: Vice President

J.P. Morgan Fleming Mutual Fund Group, Inc.
J.P. Morgan Mutual Fund Group
J.P. Morgan Mutual Fund Investment Trust
Undiscovered Managers Funds
J.P. Morgan Series Trust II
J.P. Morgan Fleming Series Trust

JPMorgan Trust I
JPMorgan Trust II
JPMorgan Investment Trust

By:	/s/ Stephanie J. Dorsey
Name: Stephanie J. Dorsey
Title: Treasurer